UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2010

MoSys, Inc.
(Exact name of registrant as specified in its charter)

000-32929
(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
755 N. Mathilda Avenue
Sunnyvale, California 94085
(Address of principal executive offices, with zip code)

(408) 731-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.               Regulation FD Disclosure.

On February 2, 2010, MoSys, Inc., or the Company, will hold a press conference for investors and industry analysts to announce the introduction of a new product line and change to its business strategy. Additional information that will be discussed during this press conference is attached as Exhibit 99.2 to this Form 8-K and is incorporated by reference in response to this item. The Company also issued a press release, a copy of which is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information, including Exhibits 99.1 and 99.2, in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release by MoSys, Inc. dated February 2, 2010.

99.2	Additional information to be discussed during the press conference to be held on February 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date:	February 2, 2010	By:	/s/ James W. Sullivan
James W. Sullivan
Vice President of Finance and Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release by MoSys, Inc. dated February 2, 2010.

99.2	Additional information to be discussed during the conference call to be held on February 2, 2010.